SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      -------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 1999


                                  COVANCE INC.
             (Exact name of Registrant as specified in its charter)


  Delaware                       1-12213                         22-3265977
(State or other               (Commission                     (I.R.S. Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)


210 Carnegie Center, Princeton, New Jersey                     08540
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (609) 452-4440

Item 5. Other Events.

                   On June 25, 1999, Covance Inc., a Delaware corporation ("Covance"), and PAREXEL International Corporation, a Massachusetts corporation ("PAREXEL"), announced that they have terminated their Agreement and Plan of Merger, dated as of April 28, 1999 (the "Merger Agreement"), by mutual consent. In connection with the termination, Covance and PAREXEL entered into to a Termination Agreement, dated as of June 25, 1999 (the "Termination Agreement"), a copy of which is attached hereto as Exhibit 99.1. In addition, a copy of the joint press release issued by Covance and PAREXEL on June 25, 1999 is attached hereto as 99.2. Both the Termination Agreement and the joint press release are hereby incorporated by reference in their entirety.

Item 7.  Financial Statements and Exhibits.

          (a)      Financial statements of businesses acquired.

                   None.

          (b)      Pro forma financial information.

                   None.

          (c)      Exhibits.

                   99.1. Termination Agreement, dated as of June 25, 1999, among Covance Inc., CCJ Holding Corp. and PAREXEL International Corporation.

                   99.2. Press Release issued jointly by Covance Inc. and PAREXEL International Corporation on June 25, 1999 (attached as Exhibit A to Exhibit 99.1).

                                  EXHIBIT INDEX


Exhibit
  No.     Description
-------   -----------
99.1. Termination Agreement, dated as of June 25, 1999, among Covance Inc., CCJ Holding Corp. and PAREXEL International Corporation.

99.2. Press Release issued jointly by Covance Inc. and PAREXEL International Corporation on June 25, 1999 (attached as Exhibit A to Exhibit 99.1).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COVANCE INC.



Date:     June 25, 1999               /s/ Jeffrey S. Hurwitz
                                      ------------------------------------------
                                      Name:      Jeffrey S. Hurwitz
                                      Title:     Corporate Senior Vice President